Exhibit 99.1

Innovative Solutions & Support, Inc. Appoint New Board Member

EXTON, Pa. – May 16, 2024 – (BUSINESS WIRE) Innovative Solutions & Support, Inc. (“IS&S” or the “Company”) (NASDAQ: ISSC) is pleased to announce the appointment of Major General Garry Dean to its Board of Directors as an independent director, effective immediately. Maj. General Dean will stand for election at the Company’s next annual meeting of shareholders or until his successor is duly elected and qualified or until his earlier, death, disqualification, resignation, or removal. With Maj. General Dean’s appointment, the IS&S Board has been expanded to five directors.

Maj. General Dean retired as the Director of the National Guard Bureau (NGB) Joint Staff in the Pentagon, supporting Army and Air National Guard policy, missions and operations in the 54 US states, territories and the District of Columbia. A graduate of the US Air Force Academy and a former F-15 pilot, Maj. General Dean had a distinguished military career including commanding and leading a combat deployment of the 142 Fighter Wing in Portland Oregon. Maj. General Dean is rated as a command pilot and has over 4,000 flight hours in the T-37, T-38 and F-15 airframes. Maj. General Dean currently serves as President of Peduzzi Associates, Ltd., Senior Advisor to Vita Inclinata Technologies, and Vice-Chair of the Community Oversight Board of the Arlington County Police, Virginia.

“We are honored to welcome an industry veteran of Major General Dean’s caliber to the IS&S Board,” said Glen Bressner, Chairman of the Board. “His appointment demonstrates IS&S’s commitment to ensuring our board is composed of directors with relevant skills and expertise to oversee the execution of IS&S’s strategy, and we are confident he will be a valuable addition to the board.”

Dr. Shahram Askarpour, the Company’s Chief Executive Officer said, “I have great respect for Garry’s experience and expertise in military aviation and government relations, and all of us on the board are looking forward to working with him.”

About Innovative Solutions & Support, Inc.

Headquartered in Exton, Pa., Innovative Solutions & Support, Inc. (www.innovative-ss.com) is a systems integrator that designs and manufactures flight guidance and cockpit display systems for Original Equipment Manufacturers (OEMs) and retrofit applications. The Company supplies integrated Flight Management Systems (FMS), Auto-Throttle Systems and advanced GPS receivers for precision low carbon footprint navigation.

FORWARD LOOKING STATEMENT DISCLAIMER

In addition to the historical information contained herein, this press release contains “forward-looking statements” within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this press release, the words “anticipates,” “believes,” “may,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “forecasts,” “expects,” “plans,” “could,” “should,” “would,” “is likely”, “projected”, “might”, “potential”, “preliminary”, “provisionally”, “look forward” and similar expressions, as they relate to the business or to its management, are intended to identify forward-looking statements, but they are not exclusive means of identifying them. All forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation; statements about: our expected benefits from the appointment of a new director Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions, risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the Company’s ability to efficiently integrate acquired and licensed product lines, including the Honeywell product lines, into its operations; a reduction in anticipated orders; an economic downturn; changes in the competitive marketplace and/or customer requirements; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the economic and business environments in which the Company operates. Such factors are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and subsequent reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking